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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 1999
                               (DECEMBER 3, 1999)



                          ACCREDO HEALTH, INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      000-25769                62-1642871
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)



1640 Century Center Pkwy
Suite 101
Memphis, Tennessee                                            38134
(Address of principal executive offices)                      (Zip Code)

                                 (901) 385-3688
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.  ACQUISITION

         On December 3, 1999, Accredo Health, Incorporated (the "Company"), through its wholly-owned subsidiary Hemophilia Health Services, Inc., acquired all of the outstanding stock of Sunrise Health Management, Inc. ("Sunrise") from its shareholders Margo Grbinich-Hunt and Mark B. Epstein pursuant to a Stock Purchase Agreement dated effective as of December 1, 1999 (the "Stock Purchase Agreement"). Sunrise is headquartered in Norcross, Georgia and Ms. Grbinich-Hunt will continue to provide executive services to Sunrise for at least the next six months. Sunrise is a provider of pharmaceutical care for certain chronic, long-term patient populations, including those requiring intravenous immunoglobulin, clotting factor and growth hormone.

         The aggregate purchase price for Sunrise was approximately $13,500,000, plus a potential earn-out payment of up to $1,000,000 if certain financial goals are achieved by Sunrise during the six-month period ending May 31, 1999. The Company also paid $500,000 as consideration for an agreement with the selling shareholders and an officer of the corporation not to compete with the Company in certain product lines. $1,400,000 of the consideration received by the selling shareholders is currently being held in escrow to secure potential indemnification claims for breaches of the sellers' representations and warranties. Absent a claim for indemnification, the funds held in escrow will be released to the sellers one year after the purchase date. To finance the acquisition, the Company borrowed $14,000,000 pursuant to the terms of its Revolving Credit Facility with a syndicate of banks led by Bank of America, as Agent.

         The selling shareholders of Sunrise have agreed to jointly file an election with the Company under Section 338(h)(10) of the Internal Revenue Code to treat the purchase of the stock as an asset purchase for tax purposes.

         The descriptions contained herein of the transaction are qualified in their entirety by reference to the Stock Purchase Agreement attached hereto as
Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired

              The required financial statements of Sunrise Health
              Management, Inc. are not included in this current Report on Form 8-K and will be filed by amendment within 60 days after the date this initial Report on Form 8-K is required to be filed as provided by Item 7(a)(4).

         (b)  Pro Forma Financial Information.

              The required pro forma financial statements are not included in this current Report on Form 8-K and will be filed by amendment within 60 days after the date this initial Report on Form 8-K is required to be filed as provided by Item 7(a)(4).

         (c)  Exhibits:

              2.1 Stock Purchase Agreement, dated as of December 1, 1999, among Margo Grbinich-Hunt, Mark B. Epstein, Hemophilia Health Services, Inc. and Sunrise Health Management, Inc.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACCREDO HEALTH, INCORPORATED


                                       By: /s/ Joel R. Kimbrough

                                           Joel R. Kimbrough
                                           Chief Financial Officer

Date:  December 16, 1999




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                                  EXHIBIT INDEX

Exhibit
Number                             Description of Exhibits
-------                            -----------------------
 2.1              Stock Purchase Agreement, dated as of December 1, 1999, among
                  Margo Grbinich-Hunt, Mark B. Epstein, Hemophilia Health
                  Services, Inc. and Sunrise Health Management, Inc.